EXECUTION COPY

FIRST AMENDMENT

Dated as of August 31, 2005

TO

CREDIT AGREEMENT

Dated as of February 16, 2005

among

CINCINNATI BELL INC.,
as the Borrower,

Certain Subsidiaries of the Borrower
from time to time party thereto,
as Guarantors,

BANK OF AMERICA, N.A.,
as Administrative Agent and an L/C Issuer,

PNC BANK, NATIONAL ASSOCIATION
as Swingline Lender and an L/C Issuer,

and

The Other Lenders party thereto

_____________________________________________________________________________

BANC OF AMERICA SECURITIES LLC
as Sole Lead Arranger and Book Manager

FIRST AMENDMENT
TO
CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of August 31, 2005, is entered into by and among CINCINNATI BELL INC., an Ohio corporation (the “Borrower”), the Guarantors signatories hereto, the Lenders signatories hereto and BANK OF AMERICA, N.A., as Administrative Agent and an L/C Issuer, and PNC BANK, NATIONAL ASSOCIATION, as Swingline Lender and an L/C Issuer.

RECITALS

A. The Borrower, the Guarantors, the Lenders, the Swingline Lender, the L/C Issuers and the Administrative Agent are party to that certain Credit Agreement dated as of February 16, 2005 (as amended, modified, restated or supplemented from time to time prior to the First Amendment Effective Date, the “Existing Credit Agreement”).

B. The Borrower has requested that the Existing Credit Agreement be amended to (i) establish a $400 million tranche B term loan facility (the “Tranche B Facility”), and (ii) effect certain other modifications to the Existing Credit Agreement.

C. The parties have agreed to amend the Existing Credit Agreement as set forth herein.

D. The Lenders are willing to provide the Tranche B Facility on the terms and conditions set forth herein and in the Amended Credit Agreement (as defined below).

AGREEMENT

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

I.	CERTAIN DEFINITIONS

1.  Certain Definitions. The following terms used in this Amendment, including its preamble and recitals, have the following meanings:

“Amended Credit Agreement” means the Existing Credit Agreement as amended hereby.

“First Amendment Effective Date” shall have the meaning assigned to such term in introductory paragraph of Article IV hereof.

“Requisite Lenders” means, collectively, the Required Lenders and each Lender that has agreed to provide a Tranche B Term Loan Commitment as of the First Amendment Effective Date.

2.  Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

II.	AMENDMENTS TO EXISTING CREDIT AGREEMENT

Effective on and subject to the occurrence of the First Amendment Effective Date, (i) the Existing Credit Agreement is hereby amended in its entirety to read in the form attached as Annex I to this Amendment, (ii) Schedule 2.01 of the Existing Credit Agreement is hereby amended by adding the table set forth in the Supplement to Schedule 2.01 attached as Annex II to this Amendment, (iii) Exhibit A of the Existing Credit Agreement is hereby amended in its entirety to read in the form of such Exhibit A attached as Annex III to this Amendment, (iv) the Existing Credit Agreement is hereby amended by adding Exhibit C-2 in the form attached as Annex IV to this Amendment, (v) Exhibit F of the Existing Credit Agreement is hereby amended in its entirety to read in the form of such Exhibit F attached as Annex V to this Amendment, and (vi) Schedule 1.01(b), Schedule 6.13(a) and Schedule 6.13(b) of the Existing Credit Agreement are hereby amended in their entireties to read in the form of such Schedule 1.01(b), Schedule 6.13(a) and Schedule 6.13(b) attached as Annex VI to this Amendment.

III.	TRANCHE B TERM LOAN

Effective as of the First Amendment Effective Date, by execution of this Amendment, each Lender party hereto hereby confirms its Tranche B Term Loan Commitment in the aggregate principal amount set forth opposite such Lender’s name on Schedule 2.01 to the Amended Credit Agreement and agrees to make its portion of the Tranche B Term Loan to the Borrower on the First Amendment Effective Date in accordance with Section 2.01(c) of the Amended Credit Agreement. If such Lender is also a Revolving Lender, such Lender acknowledges and agrees that its Tranche B Term Loan Commitment is in addition to any other Commitment of such Lender under the Amended Credit Agreement. If such Lender is not already party to the Existing Credit Agreement, such Lender (i) acknowledges, agrees and confirms that, by its execution of this Amendment, such Lender will, as of the First Amendment Effective Date, be deemed to be a party to the Amended Credit Agreement and be bound by the provisions of the Amended Credit Agreement and, to the extent of its Tranche B Term Loan Commitment and Tranche B Term Loans, have the rights and obligations of a Lender thereunder and (ii) hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Lenders contained in the Amended Credit Agreement.

IV.	CONDITIONS PRECEDENT TO EFFECTIVENESS

This Amendment shall become effective as of the date hereof when each of the following conditions precedent has been satisfied (the “First Amendment Effective Date”):

1.  Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts of this Amendment which collectively shall have been duly executed on behalf of each of the Borrower, each of the Guarantors and the Requisite Lenders.

2.  Organization Documents. The Administrative Agent shall have received the following:

(i)  Resolutions. Copies of resolutions of each Loan Party approving and adopting this Amendment, the incurrence of the Indebtedness evidenced by the Tranche B Term Loans and the other transactions contemplated hereby and authorizing execution and delivery of this Amendment, certified by a secretary or assistant secretary of such Loan Party to be true and correct and in force and effect as of the First Amendment Effective Date.

(ii)  Secretary’s Certificate. A certificate of the secretary or assistant secretary of each Loan Party dated as of the First Amendment Effective Date certifying that such Loan Party has not modified its articles of incorporation or bylaws since such documents were last delivered to the Administrative Agent or, if such documents have not previously been delivered or have been so modified, attaching copies of such documents.

(iii)  Good Standing. Copies of certificates of good standing, existence or its equivalent with respect to each Loan Party certified as of a recent date by the appropriate Governmental Authorities of the state or other jurisdiction of its incorporation or organization.

(iv)  Incumbency. An incumbency certificate of each officer of a Loan Party executing this Amendment or any of the documents referred to in this Section IV certified by a secretary or assistant secretary to be true and correct as of the First Amendment Effective Date.

3.  Tranche B Term Notes. The Administrative Agent shall have received a Tranche B Term Note in favor of each Lender requesting a Tranche B Term Note, which shall have been duly executed on behalf of the Borrower and dated the First Amendment Effective Date.

4.  Opinion of Counsel. The Administrative Agent shall have received, in each case dated as of the First Amendment Effective Date and in form and substance reasonably satisfactory to the Administrative Agent: (i) a legal opinion of Cravath, Swaine & Moore LLP, special counsel for the Loan Parties, and (ii) a legal opinion of The Law Offices of Thomas W. Bosse, PLLC, Esq., special Ohio counsel for each Loan Party organized in the State of Ohio.

5.  Officer’s Certificates. The Administrative Agent shall have received a certificate or certificates executed by a Responsible Officer of the Borrower as of the First Amendment Effective Date, in form and substance satisfactory to the Administrative Agent, stating that (i) the conditions specified in Section 5.02(a) and (b) of the Amended Credit Agreement have been satisfied; provided that for the purposes of such certificate the reference to the date of the Audited

Financial Statements in Section 6.05(e) of the Amended Credit Agreement shall be deemed to be replaced by a reference to December 31, 2004, (ii) all governmental, shareholder and third party consents and approvals, if any, with respect to the Amendment and/or the Amended Credit Agreement and the transactions contemplated thereby have been obtained, and (iii) no action, suit, investigation or proceeding is pending or threatened in any court or before any arbitrator or governmental instrumentality that purports to affect any Loan Party or any transaction contemplated by the Amendment and/or Amended Credit Agreement, if such action, suit, investigation or proceeding could reasonably be expected to have a Material Adverse Effect.

6.  2003 16% Junior Notes. The Administrative Agent shall have received evidence, in form and substance satisfactory to it, that the proceeds of the Tranche B Term Loan, Revolving Loans made on the First Amendment Effective Date and, if necessary, other funds available to the Borrower, shall have been applied to the payment in full of the 2003 16% Junior Notes.

7.  No Default. No Default or Event of Default shall exist, or would result from, the proposed Credit Extensions on the First Amendment Effective Date or from the application of the proceeds thereof.

8.  Accuracy of Representations and Warranties. The representations and warranties of the Borrower and each other Loan Party contained in Article VI or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the First Amendment Effective Date; provided that the reference to the date of the Audited Financial Statements in Section 6.05(e) of the Amended Credit Agreement shall be deemed to be replaced by a reference to December 31, 2004.

9.  Other Fees and Out of Pocket Costs. The Borrower shall have paid any and all reasonable out-of-pocket costs (to the extent invoiced) incurred by the Administrative Agent or Banc of America Securities LLC (including the reasonable fees and expenses of the Administrative Agent’s legal counsel), and all other fees and other amounts payable to the Administrative Agent or Banc of America Securities LLC, in each case in connection with the arrangement, negotiation, preparation, execution and delivery of this Amendment and/or the Amended Credit Agreement.

VI.    MISCELLANEOUS

1.  Representations and Warranties. Each of the Loan Parties represents and warrants to the Lenders and the Administrative Agent as follows:

(i)  It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii)  This Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited (x) by general principles of equity and conflicts of laws (whether enforcement is sought by proceedings in equity or at law) or (y) by Debtor Relief Laws.

(iii)  No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Loan Party of this Amendment (except for those which have been obtained on or prior to the First Amendment Effective Date).

(iv)  The execution and delivery of this Amendment does not diminish or reduce its obligations under the Loan Documents (including, without limitation, in the case of each Guarantor, such Guarantor’s guaranty pursuant to Article IV of the Existing Credit Agreement) in any manner.

(v)  The representations and warranties of the Loan Parties set forth in Article VI of the Existing Credit Agreement are true and correct in all material respects as of the First Amendment Effective Date; provided that the reference to the date of the Audited Financial Statements in Section 6.05(e) of the Amended Credit Agreement shall be deemed to be replaced by a reference to December 31, 2004. All of the provisions of the Loan Documents, except as amended hereby, are in full force and effect

(vi)  Subsequent to the execution and delivery of this Amendment and after giving effect hereto, no unwaived event has occurred and is continuing on the date hereof which constitutes a Default or an Event of Default.

2.  Liens. Each Loan Party affirms the liens and security interests created and granted by it in the Loan Documents (including, but not limited to, the Shared Collateral Security Agreement and the Non-Shared Collateral Security Agreement) and agrees that this Amendment shall in no manner adversely affect or impair such liens and security interests.

3.  Effect of Amendment. Except as expressly modified and amended in this Amendment, all of the terms, provisions and conditions of the Loan Documents shall remain unchanged and in full force and effect. On and after the First Amendment Effective, any reference in the Loan Documents or any and all other documents thereafter executed and delivered pursuant to the terms of the Loan Documents to the “Credit Agreement” shall be deemed to refer to the Amended Credit Agreement.

4.  Construction. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Amended Credit Agreement.

5.  Reaffirmation of Loan Party Obligations. Each Loan Party hereby ratifies the Amended Credit Agreement and acknowledges and reaffirms (i) that it is bound by all terms of the Amended Credit Agreement and (ii) that it is responsible for the observance and full performance of the Obligations. Without limiting the generality of the proceeding sentence, (i) each of the Guarantors confirms that it jointly and severally guarantees the prompt payment when due of all Obligations (including, without limitation, those Obligations relating to the Tranche

B Term Loan), in accordance with, and pursuant to the terms of, Article IV of the Amended Credit Agreement and (ii) each of the Loan Parties agrees that all references in the Collateral Documents to the term “Secured Obligations” shall be deemed to include all of the obligations of the Loan Parties to the Lenders and the Administrative Agent, whenever arising, under the Amended Credit Agreement, the Tranche B Term Notes, the Collateral Documents or any of the other Loan Documents (including, but not limited to, any interest, expenses and cost and charges that accrue after the commencement by or against any Loan Party or any Affiliate thereof or any proceedings under any Debtor Relief Laws naming such Person as the debtor in such proceeding) relating to the Tranche B Term Loan.

6.  Counterparts. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

7.  GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

8.  Binding Effect. This Amendment, the Amended Credit Agreement and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. Except as expressly modified and amended in this Amendment, all the terms, provisions and conditions of the Loan Documents shall remain unchanged and shall continue in full force and effect.

9.  Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:		CINCINNATI BELL INC., an Ohio corporation

	By:	/s/ Mark W. Peterson

Name: Mark W. Peterson Title: VP and Treasurer

GUARANTORS:		CINCINNATI BELL PUBLIC COMMUNICATIONS INC., an Ohio corporation

CINCINNATI BELL TELECOMMUNICATION SERVICES LLC, an Ohio limited liability company

CINCINNATI BELL ENTERTAINMENT INC. (formerly known as Zoomtown.com Inc.), an Ohio corporation

CINCINNATI BELL COMPLETE PROTECTION INC., an Ohio corporation

CINCINNATI BELL WIRELESS COMPANY, an Ohio corporation

CINCINNATI BELL WIRELESS HOLDINGS LLC, an Ohio limited liability company

CINCINNATI BELL TECHNOLOGY SOLUTIONS INC., an Ohio corporation

BRCOM INC., a Delaware corporation

BCSI INC., a Delaware corporation

BRFS LLC, a Delaware limited liability company

BRHI INC., a Delaware corporation

BRWSVCS LLC, a Delaware limited liability company

IXC BUSINESS SERVICES LLC, a Delaware limited liability company

CINCINNATI BELL ANY DISTANCE INC., a Delaware corporation

IXC INTERNET SERVICES, INC., a Delaware corporation

BRWL, LLC, a Delaware limited liability company

BCSIVA, INC., a Virginia corporation

	By:	/s/ Mark W. Peterson

Name: Mark W. Peterson Title: VP and Treasurer

ADMINISTRTIVE AGENT:		BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Todd Shipley

Name: Todd Shipley Title: Senior Vice President

Annex I to First Amendment to Credit Agreement

CREDIT AGREEMENT

See Attached

Annex II to First Amendment to Credit Agreement

Tranche B Term Loan Commitments and Applicable Percentages

Lender	Tranche B Term Loan Commitment as of the First Amendment Effective Date	Applicable Percentage
Bank of America, N.A.	$400,000,000	100.0%
TOTAL	$400,000,000.00	100.0%

Annex III to First Amendment to Credit Agreement

Exhibit A

FORM OF LOAN NOTICE

Date: ___________, 20___

To: Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of February 16, 2005 (as amended, modified, restated or supplemented from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), by and among CINCINNATI BELL INC., an Ohio corporation (together with any permitted successors and assigns, the “Borrower”), the Guarantors from time to time party thereto, the Lenders from time to time party thereto, BANK OF AMERICA, N.A., as Administrative Agent and an L/C Issuer, and PNC BANK, NATIONAL ASSOCIATION, as Swingline Lender and an L/C Issuer.

The undersigned hereby requests (select one):

☐	A Borrowing of [Revolving][Tranche B Term] Loans.

☐	A conversion or continuation of Loans:

1.	On ____________ (a Business Day).

2.	In the amount of $____________.

3.	Comprised of____________. [Type of Committed Loan requested]

4.	For Eurodollar Rate Loans: with an Interest Period of ____ months.

The Borrowing requested herein complies with Section 2.01 of the Agreement.

CINCINNATI BELL INC., an Ohio corporation
By: _____________________________________ Name: ___________________________________ Title:____________________________________

Annex IV to First Amendment to Credit Agreement

Exhibit C-2

FORM OF TRANCHE B TERM NOTE

____________, 20__

FOR VALUE RECEIVED, the undersigned (the “Borrower”), hereby promises to pay to _____________________ or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Tranche B Term Loan from time to time made by the Lender to the Borrower under that certain Credit Agreement, dated as of February 16, 2005 (as amended, modified, restated or supplemented from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), by and among the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, BANK OF AMERICA, N.A., as Administrative Agent and an L/C Issuer, and PNC BANK, NATIONAL ASSOCIATION, as Swingline Lender and an L/C Issuer.

The Borrower promises to pay interest on the unpaid principal amount of each Tranche B Term Loan from the date of such Tranche B Term Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Tranche B Term Note is one of the Tranche B Term Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Tranche B Term Note is also entitled to the benefits of the Guaranty and is secured by the Collateral. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Tranche B Term Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Tranche B Term Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Tranche B Term Loans and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Tranche B Term Note.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

CINCINNATI BELL INC., an Ohio corporation
By: _____________________________________ Name: ___________________________________ Title:____________________________________

Annex V to First Amendment to Credit Agreement

Exhibit F

FORM OF ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including, without limitation, Letters of Credit, Guarantees and Swingline Loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:	______________________________

2.	Assignee:	______________________________ [and is an Affiliate/Approved Fund of [identify Lender]]

3.	Borrower:	______________________________

4.	Administrative Agent:	Bank of America, N.A., as the administrative agent under the Credit Agreement

5.	Credit Agreement:
That certain Credit Agreement, dated as of February 16, 2005 (as amended, modified, restated or supplemented from time to time, the “Credit Agreement;”), by and among CINCINNATI BELL INC., an Ohio corporation (together with any permitted successors and assigns, the “Borrower”), the Guarantors from time to time party thereto, the Lenders from time to time party thereto, BANK OF AMERICA, N.A., as Administrative Agent and an L/C Issuer, and PNC BANK, NATIONAL ASSOCIATION, as Swingline Lender and an L/C Issuer.

6.	Assigned Interest:

Facility Assigned	Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/Loans	CUSIP Number

Revolving Commitment	$250,000,000	$________________	______________%
Tranche B Term Loan	$400,000,000	$________________	______________%

[7.	Trade Date:	______________]

Effective Date: _____________ ___, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]

By:______________________________
Name:
Title:

ASSIGNEE
[NAME OF ASSIGNEE]

By:______________________________
Name:
Title:

CINCINNATI BELL INC.,
an Ohio corporation

By:________________________________
Name:
Title:

[Consented to and] Accepted:

BANK OF AMERICA, N.A.,
as Administrative Agent

By: _________________________________
Name:
Title:

[Consented to:]

[BANK OF AMERICA, N.A.,
as L/C Issuer]

By: ________________________________
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION,
as [Swingline Lender][L/C Issuer]

By: ________________________________
Name:
Title:

CINCINNATI BELL INC.

By: ________________________________
Name:
Title:

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1. Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a not a United States person under Section 7701(a)(30) of the Code, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

Annex VI to First Amendment to Credit Agreement

Schedule 1.01(b)

Guarantors

Cincinnati Bell Public Communications Inc.
Cincinnati Bell Entertainment Inc.
Cincinnati Bell Complete Protection Inc.
BRFS LLC
Cincinnati Bell Wireless Company
Cincinnati Bell Wireless Holdings LLC
BRHI Inc.
Cincinnati Bell Telecommunication Services LLC
Cincinnati Bell Technology Solutions Inc.
BRCOM Inc.
BCSI Inc.
BCSIVA Inc.
BRWSVCS LLC
IXC Business Services, LLC
Cincinnati Bell Any Distance Inc.
IXC Internet Services, Inc.
BRWL, LLC

Schedule 6.13(a)
Corporate Structure

See Attached

Schedule 6.13(b)
Subsidiaries

A.	Cincinnati Bell Inc.

1.	BRHI Inc.
Jurisdiction of Incorporation                                                                                                          Delaware
Number of Shares of Equity Interests Authorized:
Common Stock:                         3,000
Preferred Stock:                         None
Number of Shares of Equity Interests outstanding:                     1,000
Percentage of Each Class of Equity Interest Owned by Cincinnati Bell:
Common Stock:                         100%
Preferred Stock:                         N/A
Number of Shares of Equity Interests Covered by
Outstanding Options, Warrants, Rights of Conversion
or Purchase and Similar Rights:
Common Stock:                         None
Preferred Stock:                         N/A

2.	Cincinnati Bell Complete Protection Inc.
Jurisdiction of Incorporation                                                                                                         Ohio
Number of Shares of Equity Interests Authorized:
                                Common Stock:                        1000
Preferred Stock:                        None

Number of Shares of Equity Interests outstanding:
                Common Stock                                                                                  100
                Preferred Stock                                                                                  N/A

Percentage of Each Class of Equity Interest Owned by Cincinnati Bell:
Common Stock:                                                                                 100%
Preferred Stock:                                                                                 N/A
Number of Shares of Equity Interests Covered by
Outstanding Options, Warrants, Rights of Conversion or
Purchase and Similar Rights:
Common Stock:                                                                                 None
Preferred Stock:                                                                                 N/A

3.	BRFS LLC
Jurisdiction of Formation                                                                                                                Delaware
Number of Equity Interests Authorized:
Member Interests:                                                                            1000
Preferred Interests:                                                                           None
Number of Equity Interests outstanding:                                                                                     1000

Percentage of Each Class of Equity Interest Owned by Cincinnati Bell:
Member Interests:                                                                            100%
Preferred Interests:                       N/A
Number of Equity Interests Covered by
Outstanding Options, Warrants, Rights of Conversion or Purchase
and Similar Rights:
Member Interests:                                                                            None
Preferred Interests:                                                                           N/A

4.	Cincinnati Bell Wireless Holdings LLC
Jurisdiction of Formation                                                                                                                Delaware
Number of Equity Interests Authorized:
Member Interests:                                                                            1000
Preferred Interests:                                                                           None
Number of Equity Interests outstanding:                                                                                     1000
Percentage of Each Class of Equity Interest Owned by Cincinnati Bell:
Member Interests1:                                                                         100%
Preferred Interests:                                                                           N/A
Number of Equity Interests Covered by Outstanding Options,
    Warrants, Rights of Conversion or Purchase and
    Similar Rights:
Member Interests:                                                                            None
Preferred Interests:                                                                           N/A

5.	Cincinnati Bell Public Communications Inc.
Jurisdiction of Incorporation                                                                                                         Ohio
Number of Shares of Equity Interests Authorized:
Common Stock:                                                                                850
Preferred Stock:                                                                               None
Number of Shares of Equity Interests outstanding:                                                                  100
Percentage of Each Class of Equity Interest Owned by Cincinnati Bell:
Common Stock:                                                                               100%
Preferred Stock:                                                                               N/A
Number of Shares of Equity Interests Covered by
Outstanding Options, Warrants, Rights of Conversion or Purchase
and Similar Rights:
Common Stock:                                                                               None
Preferred Stock:                                                                               N/A

6.	Cincinnati Bell Telecommunication Services LLC
Jurisdiction of Formation                                                                                                             Ohio
Number of Equity Interests Authorized:
Member Interests                                                                          850
Preferred Interests:                                                                       N/A

________________________________
1  Cincinnati Bell Telecommunications Services LLC is held directly by Cincinnati Bell Telephone Company LLC, a wholly owned subsidiary of Cincinnati Bell Inc.

Number of Equity Interests outstanding:                                                                                100
Percentage of Each Class of Equity Interest Owned by Cincinnati Bell:
Member Interests:                                                                       100%2
Preferred Interests:                                                                      N/A
Number of Equity Interests Covered by
Outstanding Options, Warrants, Rights of Conversion or Purchase
and Similar Rights:
Common Stock:                                                                           None
Preferred Stock:                                                                           N/A

7.	Cincinnati Bell Telephone Company LLC
Jurisdiction of Formation                                                                                                          Ohio
Number of Equity Interests Authorized:
Member Interests:                                                                      500
Preferred Interests:                                                                     None
Number of Equity Interests outstanding:                                                                               100
Percentage of Each Class of Equity Interest Owned by Cincinnati Bell:
Member Interests:                                                                      100%
Preferred Interests:                                                                     N/A
Number of Equity Interests Covered by
Outstanding Options, Warrants, Rights of Conversion or Purchase
and Similar Rights:
Member Interests:                                                                      None
Preferred Interests:                                                                     N/A

8.	Cincinnati Bell Wireless Company
Jurisdiction of Incorporation                                                                                                   Ohio
Number of Shares of Equity Interests Authorized:
Common Stock:                                                                          850
Preferred Stock:                                                                          None
Number of Shares of Equity Interests outstanding:                                                            100
Percentage of Each Class of Equity Interest Owned by Cincinnati Bell:
Common Stock:                                                                          100%
Preferred Stock:                                                                          N/A
Number of Shares of Equity Interests Covered by
                    Outstanding Options, Warrants, Rights of Conversion or Purchase
                    and Similar Rights:
Common Stock:                                                                          None
Preferred Stock:                                                                          N/A

9.	Cincinnati Bell Wireless LLC
Jurisdiction of Formation                                                                                                         Ohio
Number of Equity Interests Authorized:
Member Interests:                                                                     Variable

________________________________
2  Cincinnati Bell Telecommunications Services LLC is held directly by Cincinnati Bell Telephone Company LLC, a wholly owned subsidiary of Cincinnati Bell Inc.

                                                Preferred Interests:                                                                     None
Number of Shares of Equity Interests outstanding:                                                             N/A
Percentage of Each Class of Equity Interest Owned by Cincinnati Bell:
Member Interests:                                                                      80%2
Preferred Interests:                                                                     N/A
Number of Shares of Equity Interests Covered by
Outstanding Options, Warrants, Rights of Conversion or Purchase
and Similar Rights:
Member Interests:                                                                      None
Preferred Interests:                                                                     N/A

10.	Cincinnati Bell Entertainment Inc.
Jurisdiction of Incorporation                                                                                                   Ohio
Number of Shares of Equity Interests Authorized:
Common Stock:                                                                          850
Preferred Stock:                                                                         None
Number of Shares of Equity Interests outstanding:                                                            100
Percentage of Each Class of Equity Interest Owned by Cincinnati Bell:
Common Stock:                                                                          100%
Preferred Stock:                                                                          N/A
Number of Shares of Equity Interests Covered by
Outstanding Options, Warrants, Rights of Conversion or Purchase
and Similar Rights:
Common Stock:                                                                          None
Preferred Stock:                                                                          N/A

11.	BRCOM Inc.
Jurisdiction of Incorporation                                                                                                   Delaware
Number of Equity Interests Authorized:
Common Stock:                                                                          1,000
Preferred Stock:                                                                          None
Number of Equity Interests outstanding:
Common Stock:                                                                          100
Preferred Stock:                                                                          N/A
Percentage of Each Class of Equity Interest Owned by Cincinnati Bell:
Common Stock:                                                                          100%
Preferred Stock:                                                                          N/A
Number of Equity Interests Covered by Outstanding Options, Warrants, Rights
of Conversion or Purchase and Similar Rights:
Common Stock:                                                                         None
Preferred Stock:                                                                         N/A

________________________________
2  Cincinnati Bell Wireless LLC is held directly by Cincinnati Bell Wireless Holdings LLC, a wholly owned second tier subsidiary of Cincinnati Bell Inc.

12.	Cincinnati Bell Extended Territories LLC
Jurisdiction of Formation                                                                                                         Ohio
Number of Equity Interests Authorized:
Member Interests:                                                                     500
Preferred Interests:                                                                    None
Number of Equity Interests outstanding:                                                                              100
Percentage of Each Class of Equity Interest Owned by Cincinnati Bell Inc:
Member Interests:                                                                     100%3
Preferred Interests:                                                                    N/A
Number of Equity Interests Covered by Outstanding Options,
    Warrants, Rights of Conversion or Purchase and Similar Rights:
                                                                                Member Interests:                                                                     None
Preferred Interests:                                                                    N/A

B.           BCSI Inc.4

1.	BRWSVCS LLC
Jurisdiction of Formation                                                                                                          Delaware
Number of Equity Interests Authorized:
Member Interests:                                                                      1,000
Preferred Interests:                                                                     None
Number of Equity Interests outstanding:                                                                               1,000
Percentage of Each Class of Equity Interest Owned by BCSI Inc:
Member Interests:                                                                      100%
Preferred Interests:                                                                     N/A
Number of Equity Interests Covered by
Outstanding Options, Warrants, Rights of Conversion or Purchase
and Similar Rights:
Member Interests:                                                                      None
Preferred Interests:                                                                     N/A

2.	BCSIVA Inc.
Jurisdiction of Incorporation                                                                                                   Virginia
Number of Shares of Equity Interests Authorized:
Common Stock:                                                                                          5,000
Preferred Stock:                                                                                          None
Number of Shares of Equity Interests outstanding:                                                             1,000
Percentage of Each Class of Equity Interest Owned by BCSI Inc.:

________________________________
3  Cincinnati Bell Extended Territories LLC is held directly by Cincinnati Bell Telephone Company LLC, a wholly owned subsidiary of Cincinnati Bell Inc.
4  The following entities are directly or indirectly held by BCSI Inc., a wholly owned second tier subsidiary of Cincinnati Bell Inc.

Common Stock:                                                                          100%
Preferred Stock:                                                                          N/A
Number of Shares of Equity Interests Covered by Outstanding
                 Options, Warrants, Rights of Conversion or Purchase and Similar Rights:
Common Stock:                                                                          None
Preferred Stock:                                                                          N/A

3.	Cincinnati Bell Technology Solutions Inc.
Jurisdiction of Formation                                                                                                          Ohio
Number of Shares of Equity Interests Authorized:
Common Stock:                                                                           850
Preferred Stock:                                                                           None
Number of Shares of Equity Interests outstanding:                                                             100
Percentage of Each Class of Equity Interest Owned by BCSI Inc.:
Common Stock:                                                                           100%
Preferred Stock:                                                                           N/A
Number of Shares of Equity Interests Covered by Outstanding Options,
               Warrants, Rights of Conversion or Purchase and Similar Rights:
Common Stock:                                                                           None
Preferred Stock:                                                                           N/A

4.	BRWL, LLC
Jurisdiction of Formation                                                                                                          Delaware
Number of Equity Interests Authorized:
Member Interests:                                                                      1,000
Preferred Interests:                                                                     None
Number of Equity Interests outstanding:                                                                               1,000
Percentage of Each Class of Equity Interest Owned by BCSI Inc. :
Member Interests:                                                                      100%
Preferred Interests:                                                                     N/A
Number of Equity Interests Covered by Outstanding Options, Warrants,
               Rights of Conversion or Purchase and Similar Rights:
Member Interests:                                                                      None
Preferred Interests:                                                                     N/A

5.	Cincinnati Bell Any Distance Inc.
Jurisdiction of Incorporation                                                                                                    Delaware
Number of Shares of Equity Interests Authorized:
Common Stock:                                                                           100
Preferred Stock:                                                                           100,000
Number of Shares of Equity Interests outstanding:
Common Stock:                                                                                           100
Preferred Stock:                                                                                           54,082
Percentage of Each Class of Equity Interest Owned by BCSI Inc.:
Common Stock:                                                                           100%
Preferred Stock:                                                                           100%5
Number of Equity Interests Covered by Outstanding Options,
             Warrants, Rights of Conversion or Purchase and Similar Rights:
Common Stock:                                                                            None
Preferred Stock:                                                                            None

6.             IXC Business Services, LLC
Jurisdiction of Formation                                                                                                           Delaware
Number of Equity Interests Authorized:
Member Interests:                                                                       100
Preferred Interests:                                                                      N/A
Number of Equity Interests outstanding:                                                                                100
Percentage of Each Class of Equity Interest
Owned by BCSI Inc.:
Member Interests:                                                                                       100%
Preferred Interests:                                                                                      N/A

Number of Equity Interests Covered by Outstanding Options,
                Warrants, Rights of Conversion or Purchase and Similar Rights:
Member Interests:                                                                                       None
Preferred Interests:                                                                                      N/A

7.         IXC Internet Services, Inc.
Jurisdiction of Incorporation                                                                                                     Delaware
Number of Equity Interests Authorized:
Common Stock:                                                                            10,000
Preferred Stock:                                                                            None
Number of Equity Interests outstanding:                                                                                10,000
Percentage of Each Class of Equity Interest
Owned by BCSI Inc.
Common Stock:                                                                            100%

________________________________
5  Held directly by IXC Internet Services Inc., a wholly owned subsidiary of BCSI Inc.

Preferred Stock:                                                                            N/A
Number of Equity Interests Covered by
Outstanding Options, Warrants, Rights of Conversion
Or Purchase and Similar Rights:
Common Stock:                                                                            None
Preferred Stock:                                                                            N/A

8.	MSM Associates, Limited Partnership
Jurisdiction of Formation                                                                                                           Delaware
Number of Equity Interests Authorized:
Common Stock:                                                                            N/A
Preferred Stock:                                                                            N/A
Number of Shares of Equity Interests outstanding:                                                              N/A
Percentage of Each Class of Equity Interest
Owned by BCSI Inc.:                                                                                                   85%6
Number of Shares of Equity Interests Covered by
Outstanding Options, Warrants, Rights of Conversion or
Purchase and similar rights:
                                                                                Common Stock:                                                                            N/A
Preferred Stock                                                                             N/A

9.             Mutual Signal Corp.
Jurisdiction of Incorporation                                                                                                     New York
Number of Shares of Equity Interests Authorized:
Common Stock:                                                                            200
Preferred Stock:                                                                            None
Number of Shares of Equity Interests outstanding:                                                              Unknown
Percentage of Each Class of Equity Interest
Owned by BCSI Inc.:
Common Stock:                                                                            85%7
Preferred Stock:                                                                            N/A
Number of Shares of Equity Interests Covered by
Outstanding Options, Warrants, Rights of Conversion or
Purchase and Similar Rights:
Common Stock:                                                                            Unknown
Preferred Stock:                                                                            None

________________________________
6  MSM Associates, Limited Partnership is a third tier subsidiary of Mutual Signal Holding Corporation, a first tier subsidiary of BCSI Inc.
7  Mutual Signal Corporation is a first tier subsidiary of Mutual Signal Holding Corporation, a first tier subsidiary of BCSI Inc.

10.	Mutual Signal Corporation of Michigan
Jurisdiction of Incorporation                                                                                                     New York
Number of Shares of Equity Interests Authorized:
Common Stock:                                                                            100
Preferred Stock:                                                                            N/A
Number of Shares of Equity Interests outstanding:                                                               Unknown
Percentage of Each Class of Equity Interest
Owned by BCSI Inc.:
Common Stock:                                                                             85%8
Preferred Stock:                                                                             N/A
Number of Shares of Equity Interests Covered by
Outstanding Options, Warrants, Rights of Conversion or
Purchase and Similar Rights:
Common Stock:                                                                             Unknown
Preferred Stock:                                                                             Unknown

11.	Mutual Signal Holding Corporation
Jurisdiction of Incorporation                                                                                                      Delaware
Number of Shares of Equity Interests Authorized:
Common Stock:                                                                             10,000
Preferred Stock:                                                                            10,000
Number of Shares of Equity Interests outstanding:
Common Stock:                                                                                             100
Preferred Stock:                                                                                             1,723
Percentage of Each Class of Equity Interest
Owned by BCSI Inc.:
Common Stock:                                                                             85%
Preferred Stock:                                                                             100%
Number of Shares of Equity Interests Covered by
Outstanding Options, Warrants, Rights of Conversion or
Purchase and Similar Rights:
Common Stock:                                                                             None
Preferred Stock:                                                                             None

               C.             BRCOM Inc.

               1.           BCSI Inc.
Jurisdiction of Incorporation                                                                                                      Delaware
Number of Shares of Equity Interests Authorized:
Common Stock:                                                                             10,000
Preferred Stock:                                                                             None
Number of Shares of Equity Interests outstanding:
                                                Common Stock:                                                                              1,000

________________________________
8 Mutual Signal Corporation of Michigan is a second tier subsidiary of Mutual Signal Holding Corporation, a first tier subsidiary of BCSI Inc.

                                                Preferred Stock:                                                                             N/A
Percentage of Each Class of Equity Interest
Owned by BRCOM Inc.:
Common Stock:                                                                              100%
Preferred Stock:                                                                              N/A
Number of Shares of Equity Interests Covered by Outstanding Options,
                Warrants, Rights of Conversion or Purchase and Similar Rights:
Common Stock:                                                                              None
Preferred Stock:                                                                              None